SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 1, 2006

HSBC Auto Receivables Corporation

(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-131714 (Commission File Number)	36-4220459 (I.R.S. Employer Identification No.)

c/o HSBC Finance Corporation Attention: Michael J. Forde 2700 Sanders Road Prospect Heights, Illinois	60070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 564-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

Description of the Securities and the Auto Loans

The Registrant, as Depositor, and HSBC Finance Corporation, as Sponsor (“HSBC Finance”), plan to cause HSBC Automotive Trust (USA) 2006-1 (the “Trust”), a newly formed issuing entity, to issue $246,600,000 5.27575% Class A-1 Notes, $227,000,000 5.40% Class A-2 Notes, $352,000,000 5.43% Class A-3 Notes and $118,718,000 5.52% Class A-4 Notes (collectively, the “Notes”) on June 8, 2006. The Notes will be registered under the Registration Statement filed by the Registrant with the Securities and Exchange Commission under the file number 333-131714.

The Notes, which evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts secured by new and used automobiles, light duty trucks and vans financed thereby, will be sold to HSBC Securities (USA) Inc., ABN AMRO Incorporated, Banc of America Securities LLC and Deutsche Bank Securities Inc. (the “Underwriters”), pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated as of June 1, 2006 (the “Underwriting Agreement”), among HSBC Finance, HSBC Auto Receivables Corporation (or the Registrant), HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters. This Current Report on Form 8-K is being filed in connection with the execution of the Underwriting Agreement to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes. A form of the Underwriting Agreement was filed as an Exhibit to the Registration Statement.

Item 9.01.                                              Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(d)                                 Exhibits:

1.1                                 Underwriting Agreement, dated as of June 1, 2006, among HSBC Finance, as Servicer, HSBC Auto Receivables Corporation, as Depositor, HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC AUTO RECEIVABLES CORPORATION

	By:	/s/ Stephen E. Schaefers
	Name:	Stephen E. Schaefers
	Title:	Vice President and Assistant Treasurer

Dated: June 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 1, 2006, among HSBC Finance Corporation, as Servicer, HSBC Auto Receivables Corporation, as Depositor, HSBC Auto Finance Inc., HSBC Auto Credit Inc. and HSBC Securities (USA) Inc., as representative of the Underwriters.